Fees Summary	Jun. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 278,300,000
Previously Paid Amount	(0)
Total Fee Amount	38,433.23
Total Offset Amount	(0)
Net Fee	$ 38,433.23